As filed with the Securities and Exchange Commission on June 2, 2006
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 1, 2006
GBC BANCORP, INC.
(Exact name of registrant as specified in its charter)

Georgia	000-50265	58-2265327

(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)
165 Nash Street, Lawrenceville, Georgia 30045
(Address, including zip code, of principal executive offices)
(770) 995-0000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On June 1, 2006, GBC Bancorp, Inc., a Georgia corporation (“GBC”) and First Charter Corporation (“First Charter”), announced that they had signed an Agreement and Plan of Merger dated as of June 1, 2006 (the “Merger Agreement”). The Merger Agreement has been approved by the Boards of Directors of GBC and First Charter, and is subject to customary closing conditions, including regulatory and GBC shareholder approval. Closing is expected to occur in the fourth quarter of 2006. A copy of the news release announcing the merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Additional Information About This Transaction
     First Charter will file a Form S-4, GBC will file a Proxy Statement and both companies will file other relevant documents regarding this transaction with the Securities and Exchange Commission (the “SEC”). GBC will mail the Proxy Statement/Prospectus to its shareholders. These documents will contain important information about the transaction, and First Charter and GBC urge you to read these documents when they become available.
     You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents free of charge from the First Charter website (www.FirstCharter.com) under the section “About First Charter” and then under the heading “Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from GBC on the Gwinnett Banking Company website (www.gwinnettbanking.com) under the tab “Investor Relations.”
Participants in This Transaction
     First Charter and GBC and their respective directors and executive officers may be deemed participants in the solicitation of proxies from GBC’s shareholders in connection with this transaction. Information about the directors and executive officers of First Charter and GBC and information about other persons who may be deemed participants in this transaction will be included in the Proxy Statement/Prospectus. You can find information about First Charter’s executive officers and directors in their definitive proxy statement filed with the SEC on March 22, 2006. You can find information about GBC’s executive officers and directors in their definitive proxy statement filed with the SEC on July 22, 2005. You can obtain free copies of these documents from GBC or First Charter using the contact information provided in these materials.
ITEM 9.01 EXHIBITS
(d) Exhibits

Exhibit No.	Description
99.1	Text of Press Release dated June 1, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GBC Bancorp, Inc.
By:	/s/ Larry D. Key
Larry D. Key
President and Chief Executive Officer

Dated: June 1, 2006
EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of Press Release dated June 1, 2006